                                  AIM ADVISOR
                                REAL ESTATE FUND



[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                   JUNE 30, 1998

                     -------------------------------------

                                   AIM Advisor

                                Real Estate Fund

                            For shareholders who seek

                                high total return

                               on investment through

                            capital appreciation and

                            current income through a

                         portfolio invested primarily in

                         publicly traded securities of

                            companies related to the

                              real estate industry.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Real Estate Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class B shares have been offered for less than one year (since 3/3/98), all total return figures for Class B shares reflect cumulative total return that has not been annualized.
o The Fund's average annual total returns for the periods ended 6/30/98, including sales charges, were: Class C shares, 1-year, 4.87%, since inception (5/1/95), 17.04%; Class A shares, 1-year, 1.59%, since inception (12/31/96), 4.30%. Cumulative total return that has not been annualized for Class B shares, since inception (3/3/98), -9.33%.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o Investing in a single sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The NAREIT (National Association of Real Estate Investment Trusts) Equity Index tracks the performance of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. Equity REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
o The Morgan Stanley REIT Index is a capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.
o Standard & Poor's Corporation is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

      MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter


                   Dear Fellow Shareholder:

                   When we last reported to you, for the fiscal year ended
   [PHOTO OF       December 31, 1997, equity markets worldwide were still shaken
  Charles T.       by the financial crisis in Asia. By June 30, 1998, the end of
    Bauer,         this six-month reporting period, most markets had recovered
 Chairman of       nicely, with domestic equities producing generous returns and
 the Board of      European markets outpacing the U.S. Only Asian markets
   THE FUND        remained in the doldrums. High-quality bonds have turned in a
 APPEARS HERE]     solid performance with generous real returns.
                        Good economic news has been arriving almost daily.
                   Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its highest.
                   The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion may continue for the foreseeable future although market valuations are high compared to historical standards.
     By the close of this reporting period, markets had become less ebullient. Equities had declined slightly from the heights reached earlier in the period. Many participants in the U.S. equity markets voiced concern about prices that continued rising despite slowing earnings growth, especially for larger companies. The performance of European markets had exceeded everyone's expectations. Asia's economic woes, especially the continuing recession in Japan, which markets had shrugged off for a while, seemed more troublesome as the reporting period closed.
    In the face of such uncertainty, the best course for investors is to remain realistic. We are now in the fourth year of unprecedented market advances. Even accounting for the steep drop in equities in early August, after the close of this reporting period, equities still have the potential to produce returns above 30% again for the full year. We have never experienced this before, and it may have fostered unrealistic expectations among investors, who would do well to remember that the long-term average return for equities is closer to 10% per year.
    A well-diversified portfolio is still one of the most effective tools for coping with market shifts because different asset classes and different national markets tend to move independently of one another. Your financial consultant remains your best source of information about how to allocate your investments based on your goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS

Shortly before the close of the reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds --registered trademark--.
    This transaction gives you, our shareholders, access to a greater variety of investment choices. A complete list of the funds now included in The AIM Family of Funds --registered trademark-- appears on the back cover of this report. We encourage you to discuss with your financial consultant how these funds may fit into your portfolio.
    The transaction also helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue enlarging both the scope of our fund offerings and our menu of services for our shareholders. AIM continuously reviews its products and services with a view to enhancing our ability to help shareholders meet their investment goals.

YOUR FUND MANAGERS COMMENT

On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --registered trademark--.

Sincerely,


/s/ CHARLES T. BAUER
Charles T. Bauer
Chairman


             -----------------------------------------------------
                          A well-diversified portfolio

                            is still one of the most

                         effective tools for coping with

                              market shifts because

                           different asset classes and

                         different national markets tend

                              to move independently

                                 of one another.
             -----------------------------------------------------

The Managers' Overview

NEGATIVE INVESTOR SENTIMENT HURTS
FUND'S RECENT PERFORMANCE

A roundtable discussion with the Fund management team for AIM Advisor Real Estate Fund about the six months ended June 30, 1998.

--------------------------------------------------------------------------------

Q.  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.  In the midst of a difficult environment for real estate investment trust
    (REIT) investors, the Fund's total return was -6.67% for Class A shares and -7.03% for Class C shares for the six-month period ended June 30, 1998. Since inception on March 3, 1998, Class B shares produced a cumulative total return of -4.61%. The NAREIT Equity Index returned -5.03% while the Morgan Stanley REIT Index returned -5.08% during the same six-month reporting period.
         Despite the recent downturn in the REIT market, the Fund's Class C shares ended the reporting period with a 17.04% average annual total return since its inception on May 1, 1995.

Q.  WHAT WERE THE MAJOR TRENDS THAT CAUSED THE FUND'S PERFORMANCE?

A. Uncertainty reigned through the REIT market during the reporting period as proposed legislative changes clouded the outlook for "paired-share" REITs. Most of the concerns for paired-share REITs began just after the first of the year because of the Clinton administration budget proposal to curtail their future activities. This legislative action caused a general overreaction by investors to an event that pertains to only four publicly traded REITs. We believe that the ramifications of this proposed legislation have been overly exaggerated, particularly by the media. Unfortunately, investors ignored the potentially positive investment opportunities within the industry and used the legislative uncertainty as an excuse to sell.

Q.  WHAT IS A "PAIRED-SHARE" REIT?

A. A "paired-share" REIT consists of two companies that are paired together and trade as one share. One company is a REIT and the other is an operating company. The paired-share structure essentially allows a REIT to expand into business well past the traditional business of leasing and managing properties. There are only four public companies and one private company that fall into this category. As a result of their grandfathered structure by the federal government, the paired-share REITs have been able to expand into operating-intensive businesses like hotel management and still retain their REIT tax status.

Q. WHY DOES THE CLINTON ADMINISTRATION WISH TO CURTAIL THEIR ACTIVITIES?

A. The Clinton administration's budget proposal in January took direct aim at the paired-share REITs because it felt their recent expansions into untraditional real estate businesses goes outside the spirit of the initial REIT structure established in the 1960s, which does not allow other REITs to own operating companies. The paired-share REITs have the advantage of allocating higher expenses to the operating company side of the "pair," thereby moving more of the total enterprise's net income to the non-tax paying REIT side. Some legislators believe this gives the paired-share REITs an advantage when bidding for potential acquisitions. The prime example occurred late in 1997 when Starwood Hotels & Resorts outbid Hilton Hotels for ITT Sheraton.
         The Clinton proposal would allow the paired-share REITs to continue operating the current businesses. However, their ability to acquire other operating intensive properties or businesses using the same tax advantages would be limited in the future. This proposal does not overly concern us as it is only expected to moderate the long-term growth rate of the paired-share REITs. It should be noted, though, that the paired-share REITs, even with the Clinton proposal, may still exhibit some of the best earnings growth in the REIT industry.

Q.  HOW DID THE MARKET'S UNCERTAINTY AFFECT THE VALUATION OF REIT STOCKS?

A. We believe that REITs may be at their most attractive valuations in recent history. REITs, relative to the Standard & Poor's 500 (S&P 500), were less expensive based upon lower relative multiples at the end of the reporting period than at any time during the last five years. According to Merrill Lynch, the price/earnings multiple ratio of the S&P 500 was at a 2.14 premium to the cash flow multiple of REITs. This is well above its low of
    1.20 and its five-year historic average of 1.53.
         In addition to its positive valuations, REITs are projected to have a higher growth rate than the S&P 500 for the first time in five years. REIT cash flow per share is expected to grow about 14% during 1998, with roughly 50% to 60% of the growth expected to be generated from internal sources (rental rate and occupancy increases). Conversely, S&P 500


                ------------------------------------------------

                                 We believe that

                           REITs may be at their most

                              attractive valuations

                               in recent history.

                ------------------------------------------------


          See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 6/30/98, based on total net assets



=============================================================================================
 TOP 10 HOLDINGS                                  PROPERTY TYPE DIVERSIFICATION
---------------------------------------------------------------------------------------------
  1. Starwood Hotels & Resorts            5.17%   Other 4%
  2. Patriot American Hospitality, Inc.   4.46
  3. Mack-Cali Realty Corp.               3.39    Industrial/Office          Mortgage Backed
  4. Arden Realty Group, Inc.             3.23    Mixed 5%                   Securities 3%
  5. Equity Office Properties Trust       3.01    Industrial 7%              Self-Storage 1%
  6. Tower Realty Trust, Inc.             2.92
  7. First Industrial Realty Trust, Inc.  2.79
  8. Prentiss Properties Trust            2.79    Retail 11%                 Health Care 1%
  9. Highwoods Properties, Inc.           2.78    Residential 13%            Hotel 17%
 10. American General Hospitality Corp.   2.78    Diversified 16%            Office 22%

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
=============================================================================================

    earnings estimates have been trending lower, with analyst expectations of approximately 11% growth during 1998. Based on relative earnings growth comparison, REITs may be more attractive than they have been during the previous five-year period.

Q. WHAT SECTORS OF THE REAL ESTATE MARKET PARTICULARLY INFLUENCED THE FUND'S PERFORMANCE?

A. In the second quarter of 1998, the Fund's performance was not helped by our overweighted positions in the hotel, office, and office/industrial mixed property sectors. Longer term, though, we believe that the strong office fundamentals can be realized by the Fund. REITs specializing in the office sector include Equity Office Properties Trust and Highwoods Properties, Inc., both of which were among the portfolio's top 10 holdings.
         We also feel that upscale hotels still have strong fundamentals, and hotel companies that also own full-service hotels have significant competitive advantages. Additionally, we favor hotel companies that add value through renovations of existing properties.

Q. MERGERS WERE A HOT TOPIC AMONG REITS IN 1997. DID THIS TREND CONTINUE DURING THE REPORTING PERIOD?

A. Yes it did. Three major mergers were announced in the first quarter: Felcor Suite Hotels to buy Bristol Hotels; Bay Apartments to buy Avalon Properties; and Meditrust to buy La Quinta Inns. This $6.8 billion in merger activity continued to support our thesis of ongoing consolidation within the real estate industry. Also completed during the first quarter were six equity REIT initial public offerings totaling $700 million.
         Additionally, the largest REIT merger in history closed during the first half of 1998 as Starwood Hotels & Resorts, the Fund's largest single position at just over 5% of the portfolio, completed its purchase of ITT Sheraton, making Starwood Hotels & Resorts the largest hotel company in the world. Following the $14.8 billion acquisition, Starwood Hotels & Resorts has an equity market capitalization of over $11 billion.

Q.  WHAT IS YOUR OUTLOOK FOR REITS IN THE NEAR FUTURE?

A. As we have mentioned, we believe that the REIT market's fundamentals remain positive despite its recent disappointing short-term share price performance. Valuations and projected earnings growth for REITs vs. the S&P 500 are very favorable. Not only are we seeing new companies with strong fundamentals enter the REIT marketplace, but other long-time real estate companies are adopting the REIT structure as well. We are very optimistic about the investment potential for REITs, especially since the legislative issues with the paired-share REITs have been resolved recently.
         Perhaps more important, though, is the fact that the economic fundamentals in the U.S. remain sound: inflation is low, corporate profits are healthy, and the economy is growing at a manageable pace. These are very favorable economic conditions for equities of all types. The markets almost undoubtedly will remain volatile, though, and investors are encouraged to focus on their long-term goals rather than short-term fluctuations in the markets.

                 ----------------------------------------------

                                 Valuations and

                            projected earnings growth

                                    for REITs

                                 vs. the S&P 500

                               are very favorable.

                 ----------------------------------------------


          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS

June 30, 1998
(Unaudited)

                                                     MARKET
                                        SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS &
  COMMON STOCKS-96.92%

DIVERSIFIED-15.73%

Beacon Capital(a)                         55,000   $ 1,127,500
--------------------------------------------------------------
Cadillac Fairview Corp. (Canada)(a)       45,800     1,053,051
--------------------------------------------------------------
Catellus Development Corp.(a)             81,400     1,439,762
--------------------------------------------------------------
Cousins Properties, Inc.                  32,500       970,938
--------------------------------------------------------------
Glenborough Realty Trust, Inc.            70,000     1,846,250
--------------------------------------------------------------
RioCan Real Estate Investment Trust
  (Canada)                               115,000       813,025
--------------------------------------------------------------
Security Capital U.S. Realty
  (Luxembourg)(a)                         74,800       994,840
--------------------------------------------------------------
St. Joe Co. (The)                         20,800       569,400
--------------------------------------------------------------
TrizecHahn Corp. (Canada)                 74,400     1,598,106
--------------------------------------------------------------
Vornado Realty Trust                      47,500     1,885,156
--------------------------------------------------------------
                                                    12,298,028
--------------------------------------------------------------

HEALTHCARE (DIVERSIFIED)-0.98%

Meditrust Corp.                           27,400       765,487
--------------------------------------------------------------

INDUSTRIAL PROPERTIES-6.63%

Bedford Property Investors, Inc.          53,800       981,850
--------------------------------------------------------------
EastGroup Properties, Inc.                52,200     1,047,263
--------------------------------------------------------------
First Industrial Realty Trust, Inc.       68,700     2,181,226
--------------------------------------------------------------
Prime Group Realty Trust                  56,600       969,275
--------------------------------------------------------------
                                                     5,179,614
--------------------------------------------------------------

INDUSTRIAL/OFFICE PROPERTIES-4.70%

Liberty Property Trust                    58,450     1,494,129
--------------------------------------------------------------
Prentiss Properties Trust                 89,700     2,180,832
--------------------------------------------------------------
                                                     3,674,961
--------------------------------------------------------------

LODGING-HOTELS-17.32%

American General Hospitality Corp.       102,200     2,171,750
--------------------------------------------------------------
CapStar Hotel Co.(a)                      52,700     1,475,600
--------------------------------------------------------------
FelCor Suite Hotels, Inc.                 29,700       931,838
--------------------------------------------------------------
Patriot American Hospitality, Inc.       145,670     3,486,975
--------------------------------------------------------------
Starwood Hotels & Resorts                 83,700     4,043,757
--------------------------------------------------------------
Sunstone Hotel Investors, Inc.           108,300     1,441,744
--------------------------------------------------------------
                                                    13,551,664
--------------------------------------------------------------

MANUFACTURED HOMES-0.90%

Asset Investors Corp.                     44,000       701,250
--------------------------------------------------------------

MORTGAGE BACKED SECURITIES-2.97%

American Residential Investment
  Trust, Inc.                              3,500        33,906
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
MORTGAGE BACKED SECURITIES-(CONTINUED)

CRIIMI MAE, Inc.                         130,700   $ 1,813,462
--------------------------------------------------------------
Impac Mortgage Holdings, Inc.             30,300       471,544
--------------------------------------------------------------
                                                     2,318,912
--------------------------------------------------------------

OFFICE PROPERTIES-22.00%

Arden Realty Group, Inc.                  97,500     2,522,813
--------------------------------------------------------------
CarrAmerica Realty Corp.                  69,100     1,960,712
--------------------------------------------------------------
Cornerstone Properties, Inc.              35,700       629,212
--------------------------------------------------------------
Equity Office Properties Trust            83,016     2,355,580
--------------------------------------------------------------
Highwoods Properties, Inc.                67,350     2,176,246
--------------------------------------------------------------
Kilroy Realty Corp.                       38,700       967,500
--------------------------------------------------------------
Mack-Cali Realty Corp.                    77,100     2,650,313
--------------------------------------------------------------
SL Green Realty Corp.                     73,900     1,662,750
--------------------------------------------------------------
Tower Realty Trust, Inc.                 102,100     2,284,488
--------------------------------------------------------------
                                                    17,209,614
--------------------------------------------------------------

REGIONAL MALLS-5.43%

CBL & Associates Properties, Inc.         70,250     1,703,562
--------------------------------------------------------------
General Growth Properties                 22,000       822,250
--------------------------------------------------------------
Simon DeBartolo Group, Inc.               52,900     1,719,250
--------------------------------------------------------------
                                                     4,245,062
--------------------------------------------------------------

RESIDENTIAL PROPERTIES-13.02%

Apartment Investment & Management Co.     48,100     1,899,950
--------------------------------------------------------------
Camden Property Trust                     36,432     1,083,852
--------------------------------------------------------------
Charles E. Smith Residential Realty,
  Inc.                                    53,800     1,721,600
--------------------------------------------------------------
Equity Residential Properties Trust       45,500     2,158,406
--------------------------------------------------------------
Essex Property Trust, Inc.                64,500     1,999,500
--------------------------------------------------------------
Gables Residential Trust                  37,350     1,013,118
--------------------------------------------------------------
Merry Land & Investment Co., Inc.         14,200       299,087
--------------------------------------------------------------
                                                    10,175,513
--------------------------------------------------------------

SELF-STORAGE-1.33%

Public Storage, Inc.                      20,300       568,400
--------------------------------------------------------------
Shurgard Storage Centers, Inc.            16,850       467,587
--------------------------------------------------------------
                                                     1,035,987
--------------------------------------------------------------

SHOPPING CENTERS-5.33%

JDN Realty Corp.                          45,000     1,434,375
--------------------------------------------------------------
Pan Pacific Retail Properties, Inc.       72,100     1,469,037
--------------------------------------------------------------
Philips International Realty Corp.        76,600     1,263,901
--------------------------------------------------------------
                                                     4,167,313
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
SPECIALTY-0.58%

American Skiing Co.(a)                    34,600   $   449,800
--------------------------------------------------------------
    Total Real Estate Investment
      Trusts & Common Stocks (Cost
      $77,013,181)                                  75,773,205
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                        AMOUNT        VALUE
REPURCHASE AGREEMENT-3.89%(b)

Dean Witter Reynolds, Inc., 6.10%,
  07/01/98(c) (Cost $3,038,983)       $3,038,983   $ 3,038,983
--------------------------------------------------------------
TOTAL INVESTMENTS-100.81%                           78,812,188
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.81%)                 (630,749)
--------------------------------------------------------------
NET ASSETS-100.00%                                 $78,181,439
--------------------------------------------------------------

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 06/30/98 with a maturing value of $200,033,889. Collateralized by $203,366,000 U.S. Government obligations, 0% to 9.375% due 07/01/98 to 09/21/04 with an aggregate market value at 06/30/98 of $209,153,696.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $80,052,164)                               $ 78,812,188
---------------------------------------------------------
Foreign currencies, at value (cost $10,824)        10,638
---------------------------------------------------------
Receivables for:
  Investments sold                                603,988
---------------------------------------------------------
  Capital stock sold                              481,396
---------------------------------------------------------
  Interest and dividends                          552,262
---------------------------------------------------------
Investment for deferred compensation plan           2,915
---------------------------------------------------------
Other assets                                       63,054
---------------------------------------------------------
    Total assets                               80,526,441
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                      2,042,414
---------------------------------------------------------
  Deferred compensation plan                        2,915
---------------------------------------------------------
Accrued advisory fees                              58,330
---------------------------------------------------------
Accrued operating services fees                    25,077
---------------------------------------------------------
Accrued distribution fees                         137,937
---------------------------------------------------------
Accrued directors' fees and expenses               78,329
---------------------------------------------------------
    Total liabilities                           2,345,002
---------------------------------------------------------
Net assets applicable to shares outstanding  $ 78,181,439
=========================================================

NET ASSETS:

Class A                                      $ 26,758,215
=========================================================
Class B                                      $  6,441,645
=========================================================
Class C                                      $ 44,981,579
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,847,612
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     444,713
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   3,106,382
=========================================================
Class A:

  Net asset value and redemption price per
    share                                    $      14.48
=========================================================
  Offering price per share:
    (Net asset value of $14.48
    divided by 95.25%)                       $      15.20
=========================================================
Class B:

  Net asset value and offering price per
    share                                    $      14.48
=========================================================
Class C:

  Net asset value and offering price per
    share                                    $      14.48
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Interest                                     $   101,148
--------------------------------------------------------
Dividends (net of $4,810 foreign
  withholding tax)                             1,595,454
--------------------------------------------------------
    Total investment income                    1,696,602
--------------------------------------------------------

EXPENSES:

Advisory fees                                    325,055
--------------------------------------------------------
Operating services fees                          162,551
--------------------------------------------------------
Distribution fees-Class A                         40,482
--------------------------------------------------------
Distribution fees-Class B                         20,973
--------------------------------------------------------
Distribution fees-Class C                        224,537
--------------------------------------------------------
Directors' fees and expenses                       1,912
--------------------------------------------------------
    Total expenses                               775,510
--------------------------------------------------------
Less: Fees waived by advisor                     (19,676)
--------------------------------------------------------
    Net expenses                                 755,834
--------------------------------------------------------
Net investment income                            940,768
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                        1,434,488
--------------------------------------------------------
  Foreign currencies                             (10,037)
--------------------------------------------------------
                                               1,424,451
--------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                       (7,610,350)
--------------------------------------------------------
  Foreign currencies                                (205)
--------------------------------------------------------
                                              (7,610,555)
--------------------------------------------------------
  Net gain (loss) from investment
    securities and foreign currencies         (6,186,104)
--------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $(5,245,336)
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEARS ENDED DECEMBER 31, 1997 (UNAUDITED)

                                                               JUNE 30,     DECEMBER 31,
                                                                 1998           1997
                                                              -----------   ------------
OPERATIONS:

  Net investment income                                       $   940,768   $   930,868
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  1,424,451     3,781,061
----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (7,610,555)    1,996,379
----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                               (5,245,336)    6,708,308
----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (349,096)     (138,336)
----------------------------------------------------------------------------------------
  Class B                                                         (67,895)           --
----------------------------------------------------------------------------------------
  Class C                                                        (463,353)     (755,032)
----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                              --      (609,759)
----------------------------------------------------------------------------------------
  Class C                                                              --    (1,923,812)
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      12,258,016    16,620,595
----------------------------------------------------------------------------------------
  Class B                                                       6,831,764            --
----------------------------------------------------------------------------------------
  Class C                                                       4,776,938    19,971,956
----------------------------------------------------------------------------------------
    Net increase in net assets                                 17,741,038    39,873,920
----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          60,440,401    20,566,481
----------------------------------------------------------------------------------------
  End of period                                               $78,181,439   $60,440,401
========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $76,576,450   $52,709,732
----------------------------------------------------------------------------------------
  Undistributed net investment income                             132,808        72,384
----------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities                                                  2,712,363     1,287,912
----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (1,240,182)    6,370,373
----------------------------------------------------------------------------------------
                                                              $78,181,439   $60,440,401
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Real Estate Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The new Class B shares commenced sales on March 3, 1998. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
D. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Realty Advisors, Inc. ("IRAI") whereby AIM pays IRAI an annual rate of 0.35% of the Fund's average daily net assets on the first $100 million and 0.25% of the Fund's average daily net assets in excess of $100 million.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the six months ended June 30, 1998, AIM was paid $154,441 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the period June 1, 1998 through June 30, 1998, AIM voluntarily waived operating services fees in the amount of $8,110.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has voluntarily agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1998, for the Class A and Class C shares and the period March 3, 1998 (date sales commenced) through June 30, 1998 for the Class B shares, the Class A, Class B and Class C shares paid AIM Distributors $28,916, $20,973 and $224,537, respectively, as compensation under the Plans. During the six months ended June 30, 1998, AIM Distributors waived fees of $11,566 for the Class A shares.
  AIM Distributors received commissions of $69,977 from sales of Class A shares of the Fund during the six months ended June 30, 1998. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1998, AIM Distributors received commissions of $15,662 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors.
  The combined effect of the advisory agreements, operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average net assets of the Fund are less than $500 million, the Fund's expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $1 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C.
  During the six months ended June 30, 1998, the Fund paid legal fees of $1,098 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1998, was $40,003,932 and $14,078,944, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1998, is as follows:

Aggregate unrealized appreciation of
  investment securities                           $ 2,010,989
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (3,250,965)
-------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                           $(1,239,976)
=============================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 5-CAPITAL STOCK*

Changes in the Fund's capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997 were as follows:

                                   JUNE 30,                DECEMBER 31,
                                     1998                      1997
                            -----------------------   -----------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                            ---------   -----------   ---------   -----------
Sold:
  Class A                   1,133,113   $17,343,907   1,054,003   $16,739,222
-------------------------  ----------   -----------  ----------   -----------
  Class B**                   629,136     9,536,498          --            --
-------------------------  ----------   -----------  ----------   -----------
  Class C                     603,756     9,195,857   1,421,288    21,204,369
-------------------------  ----------   -----------  ----------   -----------
Issued as reinvestment of
  dividends:
  Class A                      21,685       313,539      47,730       725,852
-------------------------  ----------   -----------  ----------   -----------
  Class B**                     3,771        54,460          --            --
-------------------------  ----------   -----------  ----------   -----------
  Class C                      28,260       409,161     162,326     2,458,661
-------------------------  ----------   -----------  ----------   -----------
Reacquired:
  Class A                    (356,094)   (5,399,430)    (52,825)     (844,479)
-------------------------  ----------   -----------  ----------   -----------
  Class B**                  (188,194)   (2,759,194)         --            --
-------------------------  ----------   -----------  ----------   -----------
  Class C                    (317,532)   (4,828,080)   (240,812)   (3,691,074)
-------------------------  ----------   -----------  ----------   -----------
                            1,557,901   $23,866,718   2,391,710   $36,592,551
=========================  ==========   ===========  ==========   ===========

 * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
** Class B shares commenced sales March 3, 1998.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the six months ended June 30, 1998 and the year ended December 31, 1997, for a share of Class B capital stock outstanding during the period March 3, 1998 (date sales commenced) through June 30, 1998 and a share of Class C capital stock outstanding during the six months ended June 30, 1998, each of the years in the two-year period ended December 31, 1997 and the period May 1, 1995 (date operations commenced) through December 31, 1995.

                                                                     CLASS A(a)            CLASS B
                                                              -------------------------   ---------
                                                               JUNE 30,    DECEMBER 31,   JUNE 30,
                                                                 1998        1997(B)        1998
                                                              ----------   ------------   ---------
Net asset value, beginning of period                          $    15.74    $    14.19    $   15.34
------------------------------------------------------------  ----------    ----------    ---------
Income from investment operations:
  Net investment income                                             0.22(c)       0.34(c)      0.11(c)
------------------------------------------------------------  ----------    ----------    ---------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.27)         2.39        (0.82)
------------------------------------------------------------  ----------    ----------    ---------
    Total from investment operations                               (1.05)         2.73        (0.71)
------------------------------------------------------------  ----------    ----------    ---------
Less distributions:
  Dividends from net investment income                             (0.21)        (0.44)       (0.15)
------------------------------------------------------------  ----------    ----------    ---------
  Distributions from net realized gains                               --         (0.74)          --
------------------------------------------------------------  ----------    ----------    ---------
    Total distributions                                            (0.21)        (1.18)       (0.15)
------------------------------------------------------------  ----------    ----------    ---------
Net asset value, end of period                                $    14.48    $    15.74    $   14.48
============================================================  ==========    ==========    =========
Total return(d)                                                    (6.67)%       19.78%       (4.61)%
============================================================  ==========    ==========    =========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   26,758    $   16,507    $   6,442
============================================================  ==========    ==========    =========
Ratio of expenses to average net assets(e)                          1.58%(f)      1.60%        2.34%(f)
============================================================  ==========    ==========    =========
Ratio of net investment income to average net assets(g)             3.12%(f)      3.26%        2.36%(f)
============================================================  ==========    ==========    =========
Portfolio turnover rate                                               21%           57%          21%
============================================================  ==========    ==========    =========
Average brokerage commission rate(h)                          $   0.0652    $   0.0584    $  0.0652
============================================================  ==========    ==========    =========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

(b) The Fund changed investment advisors on August 4, 1997.

(c) Calculated using average shares outstanding.

(d) Does not deduct sales charges and is not annualized for periods less than one year.

(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.70% (annualized) and 1.70% for 1998-1997 for Class A and 2.36% (annualized) for 1998 for Class B.

(f) Ratios are annualized and based on average net assets of $23,324,270 and $6,379,387 for Class A and Class B, respectively.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 3.00% (annualized) and 3.16% for 1998-1997 for Class A and 2.34% (annualized) for 1998 for Class B.

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

                                                                              CLASS C(a)
                                                              -------------------------------------------
                                                                                   DECEMBER 31,
                                                              JUNE 30,   --------------------------------
                                                                1998     1997(B)        1996       1995
                                                              --------   --------     --------   --------
Net asset value, beginning of period                          $ 15.74    $  14.19     $  10.76   $  10.00
------------------------------------------------------------  -------    --------     --------   --------
Income from investment operations:
  Net investment income                                          0.17(c)     0.36(c)      0.33       0.16
------------------------------------------------------------  -------    --------     --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.28)       2.26         3.51       0.75
------------------------------------------------------------  -------    --------     --------   --------
    Total from investment operations                            (1.11)       2.62         3.84       0.91
------------------------------------------------------------  -------    --------     --------   --------
Less distributions:
  Dividends from net investment income                          (0.15)      (0.33)       (0.31)     (0.15)
------------------------------------------------------------  -------    --------     --------   --------
  Distributions from net realized gains                            --       (0.74)       (0.10)        --
------------------------------------------------------------  -------    --------     --------   --------
    Total distributions                                         (0.15)      (1.07)       (0.41)     (0.15)
------------------------------------------------------------  -------    --------     --------   --------
Net asset value, end of period                                $ 14.48    $  15.74     $  14.19   $  10.76
============================================================  =======    ========     ========   ========
Total return(d)                                                 (7.03)%     18.88%       36.43%      9.12%
============================================================  =======    ========     ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $44,982    $ 43,934     $ 20,566   $  5,565
============================================================  =======    ========     ========   ========
Ratio of expenses to average net assets(e)                       2.34%(f)    2.35%        2.40%      2.40%(g)
============================================================  =======    ========     ========   ========
Ratio of net investment income to average net assets(h)          2.36%(f)    2.54%        3.21%      4.68%(g)
============================================================  =======    ========     ========   ========
Portfolio turnover rate                                            21%         57%          25%         7%
============================================================  =======    ========     ========   ========
Average brokerage commission rate(i)                          $0.0652    $ 0.0584     $ 0.0601        N/A
============================================================  =======    ========     ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

(b) The Fund changed investment advisors on August 4, 1997.

(c) Calculated using average shares outstanding.

(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.36% (annualized) for 1998.

(f) Ratios are annualized and based on average net assets of $45,279,462.

(g) Annualized.

(h) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 2.34% (annualized) for 1998.

(i) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Directors & Officers


BOARD OF DIRECTORS                             OFFICERS                                   OFFICE OF THE FUND

Charles T. Bauer                               Charles T. Bauer                           11 Greenway Plaza
Chairman                                       Chairman                                   Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                   John J. Arthur                             A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Treasurer        11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                             Carol F. Relihan                           Houston, TX 77046
                                               Senior Vice President and Secretary
Owen Daly II                                                                              SUB-ADVISOR
Director                                       Gary T. Crum
Cortland Trust Inc.                            Senior Vice President                      INVESCO Realty Advisors, Inc.
                                                                                          One Lincoln Centre, Suite 700
Edward K. Dunn Jr.                             Dana R. Sutton                             5400 LBJ Freeway/LB-2
Chairman, Mercantile Mortgage Corp.;           Vice President and Assistant Treasurer     Dallas, TX 75240
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and       Robert G. Alley                            TRANSFER AGENT
President, Mercantile Bankshares               Vice President
                                                                                          A I M Fund Services, Inc.
Jack Fields                                    Stuart W. Coco                             P.O. Box 4739
Chief Executive Officer                        Vice President                             Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                Melville B. Cox                            CUSTODIAN
of the U.S. House of Representatives           Vice President
                                                                                          State Street Bank and Trust Company
Carl Frischling                                Karen Dunn Kelley                          225 Franklin Street
Partner                                        Vice President                             Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                               Jonathan C. Schoolar                       COUNSEL TO THE FUND
Robert H. Graham                               Vice President
President and Chief Executive Officer                                                     Ballard Spahr
A I M Management Group Inc.                    Renee A. Friedli                           Andrews & Ingersoll, LLP
                                               Assistant Secretary                        1735 Market Street
Lewis F. Pennock                                                                          Philadelphia, PA 19103
Attorney                                       P. Michelle Grace
                                               Assistant Secretary                        COUNSEL TO THE DIRECTORS
Ian W. Robinson
Consultant; Formerly Executive                 Jeffrey H. Kupor                           Kramer, Levin, Naftalis & Frankel
Vice President and                             Assistant Secretary                        919 Third Avenue
Chief Financial Officer                                                                   New York, NY 10022
Bell Atlantic Management                       Nancy L. Martin
Services, Inc.                                 Assistant Secretary                        DISTRIBUTOR

Louis S. Sklar                                 Ofelia M. Mayo                             A I M Distributors, Inc.
Executive Vice President                       Assistant Secretary                        11 Greenway Plaza
Hines Interests                                                                           Suite 100
Limited Partnership                            Lisa A. Moss                               Houston, TX 77046
                                               Assistant Secretary

                                               Kathleen J. Pflueger
                                               Assistant Secretary

                                               Samuel D. Sirko
                                               Assistant Secretary

                                               Stephen I. Winer
                                               Assistant Secretary

                                               Mary J. Benson
                                               Assistant Treasurer

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds --registered trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                 ----------------------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                 ----------------------------------------------

                                The AIM Family of Funds --Registered Trademark--

                                          GROWTH FUNDS                             INTERNATIONAL GROWTH FUNDS

        [PHOTO OF                         AIM Aggressive Growth Fund(1)            AIM Advisor International Value Fund
    11 GREENWAY PLAZA                     AIM Blue Chip Fund                       AIM Asian Growth Fund
     APPEARS HERE]                        AIM Capital Development Fund             AIM Developing Markets Fund(2)
                                          AIM Constellation Fund                   AIM Emerging Markets Fund(2)
                                          AIM Mid Cap Growth Fund(2)               AIM Europe Growth Fund(2)
                                          AIM Select Growth Fund(3)                AIM European Development Fund
                                          AIM Small Cap Equity Fund(2)             AIM International Equity Fund
                                          AIM Small Cap Opportunities Fund         AIM International Growth Fund(2)
                                          AIM Value Fund                           AIM Japan Growth Fund(2)
                                          AIM Weingarten Fund                      AIM Latin American Growth Fund(2)
                                                                                   AIM New Pacific Growth Fund(2)
                                          GROWTH & INCOME FUNDS
                                                                                   GLOBAL GROWTH FUNDS
                                          AIM Advisor Flex Fund
                                          AIM Advisor Large Cap Value Fund         AIM Global Aggressive Growth Fund
                                          AIM Advisor MultiFlex Fund               AIM Global Growth Fund
                                          AIM Advisor Real Estate Fund             AIM Worldwide Growth Fund(2)
                                          AIM America Value Fund(2)
                                          AIM Balanced Fund                        GLOBAL GROWTH & INCOME FUNDS
                                          AIM Charter Fund
                                                                                   AIM Global Growth & Income Fund(2)
                                          INCOME FUNDS                             AIM Global Utilities Fund

                                          AIM Floating Rate Fund(2)                GLOBAL INCOME FUNDS
                                          AIM High Yield Fund
                                          AIM Income Fund                          AIM Global Government Income Fund(2)
                                          AIM Intermediate Government Fund         AIM Global High Income Fund(2)
                                          AIM Limited Maturity Treasury Fund       AIM Global Income Fund
                                                                                   AIM Strategic Income Fund(2)
                                          TAX-FREE INCOME FUNDS
                                                                                   THEME FUNDS
                                          AIM High Income Municipal Fund
                                          AIM Municipal Bond Fund                  AIM Global Consumer Products and Services Fund(2)
                                          AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Financial Services Fund(2)
                                          AIM Tax-Free Intermediate Fund           AIM Global Health Care Fund(2)
                                                                                   AIM Global Infrastructure Fund(2)
                                          MONEY MARKET FUNDS                       AIM Global Resources Fund(2)
                                                                                   AIM Global Telecommunications Fund(2)
                                          AIM Dollar Fund(2)                       AIM New Dimension Fund(2)
                                          AIM Money Market Fund
                                          AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund was closed to new investors on June 5, 1997.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds.
(3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $101 billion in assets for more than 5.2 million shareholders, including individual investors, corporate clients, and financial institutions, as of June 30, 1998. The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the ninth-largest mutual fund complex in the U.S. in assets under management, according to Strategic Insight, an independent mutual fund monitor.


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